UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - January 6, 2006


                                  UPSNAP, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                   000-50560               20-0118697
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

  134 Jackson Street, Suite 203, P.O. Box 2399,
          Davidson, North Carolina                                      28036
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     (Address of principal executive offices)                         (zip code)


        Registrant's telephone number, including area code - 919-412-8132
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "our company" refer to UpSnap, Inc. (formerly, Manu Forti Group, Inc.) and the term "XSVoice" refers to XSVoice, Inc.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     See "Item 2.01 - Completion of Acquisition or Disposition of Assets" below for description of a material definitive agreement we entered into.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(a)  Date of completion of the transaction.

     On January 6, 2006 ("Closing Date"), we completed the acquisition of substantially all of the assets of XSVoice, Inc., a Tennessee corporation (the "Seller" or "XSVoice"). XSVoice, Inc. is a Nashville, Tennessee-based wireless platform and application developer that, through its proprietary SWInG (Streaming Wireless Internet Gateway) technology, enables mobile access to virtually any type of audio content, including Internet-based streaming audio, radio, television, satellite or other audio source. Thanks to XSVoice's technology, carrier distribution channels and premium content provider relationships, wireless users can access a continuously growing array of streaming, mobile-oriented information and entertainment services.

(b)  Brief description of the assets involved.

     Pursuant to an Asset Purchase Agreement, dated as of the Closing Date ("Asset Purchase Agreement"), by and among the Seller and us, we acquired from the Seller substantially all of the Seller's assets used or useful in connection with the conduct of, or arising out of the conduct of, the Seller's business (the "Business"). We also assumed certain liabilities of the Seller relating to the assets acquired.

     The above description of the assets involved are qualified in their entirety by reference to the terms of the Asset Purchase Agreement attached hereto as Exhibit 10.1.

(c)  Identity of the persons from whom the assets were acquired.

     The Seller is a Tennessee corporation.

(d)  The nature and amount of consideration given for the assets.

     In addition to assuming certain liabilities, we paid to the Seller an aggregate purchase price (together with the amounts described in the next paragraph, "Purchase Price") consisting of (i) $198,828.81 in cash, paid to the Seller on the Closing Date (the "Closing Payment"); (ii) an additional $500,000 to be delivered to Seller if and when a majority of our Series A Warrants are exercised or at least $3,200,000 of additional equity capital has been raised by us within 12 months from the Closing Date (the "Warrant Payment" and together with the Closing Payment the "Cash Consideration"). Amounts received in


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connection with the Warrant Payment will be held and distributed pursuant to the terms of the escrow agreement executed by and among the Seller, our Company and an escrow agent (the "Escrow Agreement"); and (iii) 2,258,470 unregistered shares of our common stock, $.001 par value ("Common Stock"), of which 590,710 shares will be delivered to the Escrow Agent to be held and distributed pursuant to the terms of the Escrow Agreement.

     The escrow was set up in order to guaranty that certain revenue targets are achieved and to indemnify our company against breaches by Seller under the Asset Purchase Agreement. The escrowed assets are to be released to the Seller as certain target revenues are achieved by the Business in accordance with the provisions of the Asset Purchase Agreement.

     The description of the Purchase Price and the terms upon which the amount of assets held in escrow will be released are qualified in their entirety by reference to the terms of the Asset Purchase Agreement attached hereto as
Exhibit 10.1.

     In addition, we agreed to pay to Daniels & Associates, L.P. ("Daniels"), as consideration for its investment banking services in connection with the XSVoice transaction, (i) 104,360 unregistered shares of our Common Stock and (ii) $50,000 in cash at the time of the Warrant Payment.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     As noted in Item 2.01(d) above, in connection with the acquisition of the XSVoice assets and the fee to Daniels, our company issued an aggregate of 2,362,830 shares of its Common Stock. The terms of the issuance are described in
Item 2.01(d) of this Form 8-K and are incorporated herein by reference. The sale of our company's Common Stock is in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and/or Regulation D thereunder. Certificates representing such securities contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exception thereunder. The recipients of the Common Stock shares received, or had access to, material information concerning our company, including but not limited to, our company's reports on Form 10-KSB and Form 8-K, as filed with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b)  Pro-forma Financial Report.


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


     The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.


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


(d)  Exhibits

     Exhibit 10.1 Asset Purchase Agreement dated January 6, 2006, by and between UpSnap, Inc. and XSVoice, Inc.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UPSNAP, INC.
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                                             (Registrant)


                                             By:/s/ Tony Philipp
                                                --------------------------------
                                                Tony Philipp,
                                                Chief Executive Officer

January 6, 2006


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                                  EXHIBIT INDEX
                                  -------------

     EXHIBIT
     -------

     Exhibit 10.1 Asset Purchase Agreement dated January 6, 2006, by and between UpSnap, Inc. and XSVoice, Inc.


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